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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 27, 2006
                ------------------------------------------------
                Date of report (Date of earliest event reported)

                           National Quality Care, Inc.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 0-19031                                  84-1215959
           --------------------                     --------------------
         (Commission File Number)              (IRS Employer Identification No.)

   9033 Wilshire Blvd., Suite 501
      Beverly Hills, California                              90211
---------------------------------------             ----------------------
(Address of Principal Executive Offices)                   (Zip Code)

                                 (310) 550-6242
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              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
           ------------------------------------------

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES
           ---------------------------------------

         As of March 27, 2006, National Quality Care, Inc. (the "Company") has entered into a securities purchase agreement with each of two of its directors, Leonardo Berezovsky, M.D. and Robert M. Snukal, to convert a total of $1,150,000 in existing loans into unsecured convertible promissory notes. These notes are convertible into shares of common stock of the Company at a conversion price of $0.48 per share, which is the five-day average closing price ending on March 24, 2006. The notes bear an interest rate of eight percent and are convertible at any time until their date of maturity, or March 27, 2007.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

         (d)      Exhibits.

         4.1 Unsecured Convertible Promissory Note with Leonardo Berezovsky, M.D., dated March 27, 2006.

         4.2 Unsecured Convertible Promissory Note with Robert M. Snukal, dated March 27, 2006.

         10.1 Securities Purchase Agreement with Leonardo Berezvosky, M.D., dated March 27, 2006.

         10.2 Securities Purchase Agreement with Robert M. Snukal, dated March 27, 2006.

         99.1 Press Release, dated March 29, 2006, announcing the Company's conversion of existing loans into convertible debt.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 29, 2006

                                                NATIONAL QUALITY CARE, INC.

                                                By: /s/ Robert Snukal
                                                    ----------------------------
                                                    Robert Snukal
                                                    Interim President and Chief
                                                    Executive Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------------------------

4.1 Unsecured Convertible Promissory Note with Leonardo Berezovsky, M.D., dated March 27, 2006.

4.2 Unsecured Convertible Promissory Note with Robert M. Snukal, dated March 27, 2006.

10.1 Securities Purchase Agreement with Leonardo Berezvosky, M.D., dated March 27, 2006.

10.2              Securities Purchase Agreement with Robert M. Snukal, dated
                  March 27, 2006.

99.1 Press Release, dated March 29, 2006, announcing the Company's conversion of existing loans into convertible debt.